                                                                      EXHIBIT 21


                  GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT
                            AS OF DECEMBER 31, 1997

Subsidiary companies of the Registrant are listed below.

                                                                                                                  STATE OR
                                                                                                               SOVEREIGN POWER
      NAME OF SUBSIDIARY                                                                                       OF INCORPORATION
      ------------------                                                                                       ----------------
Subsidiaries included in the Registrant's consolidated financial statements
   Adam Opel Aktiengesellschaft  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      Adam Opel Unterstuetzungskasse GmbH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      Alpha Trans Grundbesitz - und Vermogensverwaltungs GmbH  . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      Autohaus am Nordring GmbH, Berlin  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
           Object Kuno 65 KG   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
           Object Leo 40 KG  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      Edmund Becker und Co. AG   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      GM Europe GmbH   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      General Motors GmbH & Co. OHG  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      General Motors Poland Spolka, zo.o.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Poland
      Opel-Automobilwerk Eisenach-PKW GmbH   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      Opel China GmbH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . France
      Opel Hungary Automobile Production Ltd   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Hungary
      Opel Hungary Automotive Manufacturing Ltd.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Hungary
      Opel Performance Center GmbH   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      Opel Polen GmbH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      Opel Polska Sp. z oo.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Poland
      Opel Turkiye Limited Sirketi   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Turkey
      Saginaw Deutschland GmbH   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
   Aisin GM Allison Co., Ltd.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Japan
   Arabian Battery Holding Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   Arabian Financing Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   Argonaut Holdings, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   Auto Cable Industries (Pty) Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . South Africa
   Auto Lease Payment Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Cayman Islands
      North American New Cars, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   Battery Technology Services, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   Brazauto Industria e Comercio Ltda. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Cayman Islands
   Chevrolet Sociedad Anonima de Ahorro para Fines Determinados  . . . . . . . . . . . . . . . . . . . . . . . . . Argentina
   Convesco Vehicle Sales GmbH . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Federal Republic
                                                                                                                    of Germany
   Controladora General Motors, S.A. de C.V.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
      Centro Tecnico Herramental, S.A. de C.V.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
      Componentes Para Automotores, S.A. de C.V.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
           Delphi Alambrados Automotrices, S.A. de C.V.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
           Delphi Cableados, S.A. de C.V.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
           Delphi Componentes Mecanicos de Matamoros, S.A. de C.V.   . . . . . . . . . . . . . . . . . . . . . . . Mexico
           Delphi Ensamble de Cables y Componentes, S.A. de C.V.   . . . . . . . . . . . . . . . . . . . . . . . . Mexico
           Productos Delco de Chihuahua, S.A. de C.V.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
           Sistemas Electricos y Conmutadores, S.A. de C.V.    . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
      General Motors de Mexico, S.A. de C.V.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
      Sistemas Para Automotores de Mexico, S.A. de C.V.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
           Delphi Automotive Systems, S.A. de C.V.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
   Dealership Liquidations, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   Delco Electronics Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Delco Electronics Asia/Pacific Pte Ltd.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Singapore
      Delco Electronics International, Inc.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           Delco Electronics Holding GmbH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      Delco Electronics Overseas Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Delco Electronics Singapore Pte. Ltd.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Singapore
      Delco Electronics (Suzhou) Co., Ltd.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . China
      Delnosa, S.A. de C.V.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico

                  GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                                                                                                                      STATE OR
                                                                                                                   SOVEREIGN POWER
      NAME OF SUBSIDIARY                                                                                           OF INCORPORATION
      ------------------                                                                                           ----------------
   Deltronicos de Matamoros, S.A. de C.V.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
   f&g Megamos Sicherheitselektronik GmbH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
   Hughes Power Products, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   Mecel AB  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sweden
   Texton S.A.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . France
      Texton P.L.C.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . United Kingdom
Delphi Automotive Systems do Brasil Ltda.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Brazil
Delphi Automotive Systems, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
Delphi Automotive Systems China, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   Beijing Wy-Delphi GM Automotive Electronic Control Co., Ltd.  . . . . . . . . . . . . . . . . . . . . . . . . . People's
                                                                                                                    Republic
                                                                                                                    of China
   Delphi Packard Electric (Guangzhou) Company, Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . China
   Packard Electric BaiCheng Co., Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . China
   Packard Electric Hebi Co., Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . China
   Shanghai Delco International Battery Company, Ltd.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . China
Delphi Automotive Systems Deutschland GmbH . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
   Delphi Packard Deutschland GmbH . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
   Reinshagen GmbH . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
   Unterstuetzungsgesellschaft der Kabelwerke Reinshagen GmbH  . . . . . . . . . . . . . . . . . . . . . . . . . . West Germany
Delphi Automotive Systems France S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . France
   Delphi Automotive Systems Luxembourg S.A.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Luxembourg
   Delphi Italia Automotive Systems S.r.l. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Italy
   Delphi Italia Service Center S.r.l. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Italy
   DRB s.a./n.v. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . France
   Diavia S.r.l. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Italy
      Aura Srl   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Italy
   Opel France S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . France
Delphi Automotive Systems Overseas Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
Delphi Automotive Systems Poland Sp. zo.o.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Poland
Delphi Automotive Systems Singapore PTE LTD  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Singapore
Delphi Automotive Systems Sweden AB  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sweden
Delphi Calsonic Compressors, S.A.S.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . France
Delphi Chassis Systems Poland S.A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Poland
Delphi Energy and Engine Management Systems (M) Sdn Bhd  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Malaysia
Delphi Harrison - Calsonic . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . France
Delphi L'EM Argentina S.A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Argentina
Delphi Packard Austria Ges. m.b.H.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Austria
   Packard Electric Ceska republika s.r.o. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Czechoslovakia
   Packard Electric Vas kft  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Hungary
   Reinshagen Tournai S.A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Belgium
Delphi Packard Electric Sielin Argentina S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Argentina
Delphi Packard Electric Systems (M) Sdn Bhd  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Malaysia
Delphi Packard Romania S.r.l.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Romania
Delphi Polska Automotive Systems . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Poland
Delphi Rimir, S.A. de C.V.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
Delphi Steering (Malaysia) Sdn Bhd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Malaysia
Delphi Unicables, S.A.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Spain
   Delphi Asientos, S.A.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Spain
   Delphi Cisa S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Spain
   Delphi Colvegasa, S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Spain
DEOC Pension Trustees Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
Electro-Motive Maintenance Operations Pty Ltd.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Australia
Exhaust Systems Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
GM Auto Receivables Co.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
GMC Truck Motors Development Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
GM-DI Leasing Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
GM Ovonic L.L.C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Michigan


* Joint Venture Partnership

                  GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                                                                                                                      STATE OR
                                                                                                                   SOVEREIGN POWER
      NAME OF SUBSIDIARY                                                                                           OF INCORPORATION
      ------------------                                                                                           ----------------
   General Motors Acceptance Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Banque Opel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . France
      Basic Credit Holding Company, L.L.C.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           Nuvell Credit Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           Nuvell Financial Services Corp.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Capital Auto Receivables, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      General Acceptance (Thailand) Ltd.*  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Thailand
      GMAC - 20th Century Finance Corporation Pvt. Ltd.*   . . . . . . . . . . . . . . . . . . . . . . . . . . . . India
      GMAC, a.s.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Czechoslovakia
      GMAC Arrendamiento S.A. de C.V.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
      GMAC, Australia (Finance) Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Australia
      GMAC Comercial Automotriz Chile S.A.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Chile
      GMAC Commercial Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      GMAC de Argentina S.A.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Argentina
      GMAC del Ecuador S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Ecuador
      GMAC Insurance Holdings, Inc..   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           Integon Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           Motors Insurance Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . New York
      GMAC International Finance, B.V.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Netherlands
      GMAC Italia Leasing S.p.A.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Italy
      GMAC Leasing Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           Patlan Corporation    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      GMAC Mortgage Group, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Michigan
           GMAC Commercial Mortgage Corporation    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . California
           GMAC Mortgage Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Pennsylvania
           GMAC Mortgage Holdings, Inc.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           GMAC RF, INC.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Michigan
           Residential Money Centers, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           Risk Monitors, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Pennsylvania
      GMAC Sverige AB  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sweden
      General Motors Acceptance Corporation, Australia   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           Holden National Leasing Limited   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Australia
      General Motors Acceptance Corporation of Canada, Limited   . . . . . . . . . . . . . . . . . . . . . . . . . Canada
           Canadian Securitized Auto Receivables Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . Canada
           GMAC Leaseco Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Canada
      General Motors Acceptance Corporation, Colombia S.A.   . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      General Motors Acceptance Corporation, Continental   . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           GM Finance HB   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sweden
      General Motors Acceptance Corporation Hungary Financial Services
           Limited Liability Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Hungary
      General Motors Acceptance Corporation International  . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      General Motors Acceptance Corporation Italia S.p.A.    . . . . . . . . . . . . . . . . . . . . . . . . . . . Italy
      General Motors Acceptance Corporation Nederland N.V.   . . . . . . . . . . . . . . . . . . . . . . . . . . . Netherlands
           GMAC Espana, Sociedad Anonima de Financiacion, E.F.C.   . . . . . . . . . . . . . . . . . . . . . . . . Spain
      General Motors Acceptance Corporation, North America   . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      General Motors Acceptance Corporation (N.Z.) Limited   . . . . . . . . . . . . . . . . . . . . . . . . . . . New Zealand
      General Motors Acceptance Corporation de Portugal -
           Servicos Financeiros, S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Portugal
      General Motors Acceptance Corporation, South America   . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           General Motors Acceptance Corporation del Ecuador S.A.
               GMAC-Management (Holding)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Ecuador
           General Motors Acceptance Corporation de Venezuela, C.A.    . . . . . . . . . . . . . . . . . . . . . . Venezuela
      General Motors Acceptance Corporation Suisse S.A.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . Switzerland
      General Motors Austria Beteiligungsgesellschaft m.b.H.   . . . . . . . . . . . . . . . . . . . . . . . . . . Austria
           OPEL Leasinggesellschaft, m.b.H.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Austria
      Lease Auto Receivables, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Opel Bank GmbH   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
           Opel Leasing GmbH & Co. OHG*  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
           Opel Leasing Verwaltungs GmbH   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      Opel Bank Hungary Reszrenytarsasag.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Hungary
      Opel Bank, S.A.*   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Poland
      P.T. GMAC Lippo Finance*   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Indonesia
      Servicios GMAC S.A. de C.V.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
      Wholesale Auto Receivables Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware

* Joint Venture Partnership

                  GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                                                                                                                    STATE OR
                                                                                                                 SOVEREIGN POWER
      NAME OF SUBSIDIARY                                                                                         OF INCORPORATION
     -------------------                                                                                         ----------------
   General Motors de Argentina S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Argentina
   General Motors Asia, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      General Motors (Thailand) Ltd.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Thailand
   General Motors Asian and Pacific Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Singapore
   General Motors Automobiles Philippines, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Philippines
   General Motors do Brasil Ltda.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Brazil
      Brazauto Trading (Cayman) Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Cayman Islands
      Compass Investimentos e Participacoes Ltda.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Brazil
      GM Factoring Sociedade de Fomento Comercial Ltda.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . Brazil
   General Motors of Canada Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Canada
   General Motors Chile S.A., Industria Automotriz . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Chile
   General Motors China (Components), Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Hubei Delphi Automotive Generator Co., Ltd.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . China
      Saginaw Norinco Lingyun Drive Shaft Co., Ltd.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . China
      Zhejiang Delphi Asia-Pacific Brake Co. Ltd.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . China
   General Motors China, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   General Motors Colmotores, S.A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Colombia
   General Motors Commercial Corporation.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   General Motors del Ecuador S.A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Ecuador
   General Motors (Europe) AG  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Switzerland
   General Motors Export Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   General Motors Foreign Sales Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Virgin Islands
   General Motors Holding Espana, S.A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Spain
           Delphi Automotive Systems Espana, S.A.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Spain
           Delphi Componentes, S.A.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Spain
           Fundacion Opel Nueva Empresa  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Spain
           Opel Espana de Automoviles, S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Spain
   General Motors Holdings (U.K.)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
      General International (UK) Limited   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
      General Motors Acceptance Corporation (U.K.) Public Limited Company  . . . . . . . . . . . . . . . . . . . . England
               General Motors Acceptance Corporation (U.K.) Finance plc  . . . . . . . . . . . . . . . . . . . . . England
               GMAC Leasing (U.K.) Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
               GMAC Leasing (U.K.) (No. 1) Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
               GMAC Leasing (U.K.) (No. 2) Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
               GMAC Leasing (U.K.) (No. 3) Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
      General Motors Locomotive Group India Private Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . India
      IBC Vehicles Limited   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . United Kingdom
      Millbrook Land and Co. Ltd.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
      Millbrook Pension Management Ltd.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
      Millbrook Proving Ground Ltd.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
      VHC Sub-Holdings (UK) Ltd    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
           Vauxhall Motors (Finance) Plc   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
           Vauxhall Motors Limited   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
   General Motors Indonesia, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   General Motors Interamerica Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   General Motors International Operations, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   General Motors Investment Management Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   General Motors Japan Ltd.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Japan
   General Motors Kenya Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Kenya
   General Motors Korea, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   General Motors Nederland B.V.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Netherlands
      Allison Transmission Europe B.V.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Netherlands
      General Motors Yugoslavia, d.o.o.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Yugoslavia
      Opel C&S spol. s.r.o.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Czechoslovakia
      Opel Nederland B.V.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Netherlands
   General Motors Nordiska AB  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sweden
   General Motors Overseas Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Delphi Automotive Systems Australia Ltd.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Australia
      Delphi Energy and Engine Management Systems UK Overseas Corporation  . . . . . . . . . . . . . . . . . . . . Delaware

                  GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                                                                                                                      STATE OR
                                                                                                                   SOVEREIGN POWER
      NAME OF SUBSIDIARY                                                                                           OF INCORPORATION
      ------------------                                                                                           ----------------
      Delphi Overseas Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           Delphi Chassis Systems UK Limited   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England/Wales
           Delphi Saginaw Steering Systems U.K. Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
           Societe Francaise des Amortisseurs De Carbon S.A.   . . . . . . . . . . . . . . . . . . . . . . . . . . France
      G.M. Holding (Portugal) SGPS, Lda.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Portugal
           DELPHI INLAN - Industria de Componentes Mecanicos, S.A.   . . . . . . . . . . . . . . . . . . . . . . . Portugal
           Delphi Packard Sistemas Electricos, S.A.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Portugal
           Opel Portugal, Lda.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Portugal
      GMOC Administrative Services Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           GM (UK) Pension Trustees Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . United Kingdom
      GMOC Australia Pty. Ltd.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Australia
      General Motors-Holden's Automotive Limited   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Australia
      General Motors Overseas Commercial Vehicle Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      General Motors Venezolana, C.A.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Venezuela
      Holden's Motor Overseas Corporation Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Lidlington Engineering Company, Ltd.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Truck and Bus Engineering U.K., Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   General Motors Overseas Distribution Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Delphi Packard Elektrik Sistemleri Ltd. Sti.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Turkey
      GMODC Finance N.V.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Netherlands
                                                                                                                    Antilles
      General Motors Import & Distribution GmbH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Germany
      General Motors Investment Services Company N.V.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Belgium
   General Motors Peru S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Peru
   General Motors Receivables Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   General Motors Uruguay, S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Uruguay
   General Motors U.S. Trading Corp.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Nevada
   Holden New Zealand Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . New Zealand
      General Motors New Zealand Pensions Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . New Zealand
   Hughes Electronics Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      DIRECTV Enterprises, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           DIRECTV, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . California
           DIRECTV Merchandising, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           DIRECTV Operations, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . California
      First HNS Mauritius , Ltd.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mauritius
      HNS-Clairtel CP, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      HNS-India, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      HNS-India VSAT, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           Hughes Escorts Communications Limited   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . India
      HNS-Italia S.r.L.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Italy
      HNS de Mexico, S.A. de C.V.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
      HNS-Shanghai, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Hughes Electronics Foreign Sales Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Barbados
      Hughes Electronics Realty, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Hughes Foreign Sales Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Virgin Islands
      Hughes International Sales Corporation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . California
      Hughes International Sales Corporation No. 2   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . California
      Hughes Investment Management Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . California
      Hughes Network Systems France  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . France
      Hughes Network Systems International Service Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Hughes Network Systems Limited   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . United Kingdom
      Hughes Software Systems Private Ltd.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . India
      Hughes Telecommunications & Space Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           Hughes do Brasil - Electronica e Comunicacoes Ltda.   . . . . . . . . . . . . . . . . . . . . . . . . . Brazil
           Hughes Communications, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . California
           Hughes International de Mexico, S.A. de C.V.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mexico
           Hughes Space and Communications Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
           Spectrolab, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . California


                  GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                                                                                                                      STATE OR
                                                                                                                   SOVEREIGN POWER
      NAME OF SUBSIDIARY                                                                                           OF INCORPORATION
      ------------------                                                                                           ----------------
      L-T Ranches, Inc.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . California
      MDP, Ltd.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . California
      Shanghai Hughes Network Systems  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . China
   IBC Pension Trustees Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . England
   IBC Vehicles (Distribution) Limited   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . United Kingdom
   Jennings Motors, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   Luton Design Centre Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . United Kingdom
   MB Cable Confection Sdn Bhd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Malaysia
   Opel Austria GmbH . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Austria
      Delphi Automotive Systems Vienna GmbH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Austria
      Opel Southeast Europe Ltd.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Hungary
   Opel Belgium N.V.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Belgium
   OPEL Guangzhou Precision Machining Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . China
   Opel Ireland Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Ireland
   Opel Italia S.p.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Italy
   Opel Norge AS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Norway
   Opel Oy.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Finland
   Opel Suisse S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Switzerland
      GM-Saab Communication GmbH   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Switzerland
   Packard CTA Pty. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Australia
   Packard Electric Ireland Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Ireland
   Packard Hughes Interconnect Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Packard Hughes Interconnect Connection Systems   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . California
      Packard Hughes Interconnect Engineering Services   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
      Packard Hughes Interconnect Wiring Systems   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . California
   Packard Electric Systems Samara Cable Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Russia
   Provencorp S.A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Argentina
   PT General Motors Buana Indonesia . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Indonesia
   P.T. Packard Kabelindo Murni Indonesia  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Indonesia
   Radiadores Richard, S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Argentina
   Renaissance Center Management Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Michigan
   Riverfront Holdings, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   Saab Opel Sverige AB  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sweden
   Saturn Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   Saturn County Bond Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Delaware
   Sodex     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Morocco
   WRE, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Michigan
      Grand Pointe Holdings, Inc.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Michigan

   322 directly or indirectly owned subsidiaries

Companies not included in the Registrant's consolidated financial statements, for which no financial statements are submitted:
     24 other directly or indirectly owned domestic and foreign subsidiaries
        11 active subsidiaries
        13 inactive subsidiaries
     27 fifty-percent owned companies and 63 less than fifty-percent owned companies the investments in which are accounted for by the equity method.

In addition, the Registrant owns 100% of the voting control of the following companies:
  347 dealerships, including certain dealerships operating under dealership assistance plans, engaged in retail distribution of General Motors products
           245 dealerships operating in the United States
           102 dealerships operating in foreign countries

The number of dealerships operating under dealership assistance plans increased by a net of 2.

                  GENERAL MOTORS CORPORATION AND SUBSIDIARIES


Companies not shown by name, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.


During 1997, there were changes in the number of subsidiaries and companies of the Registrant, as follows:


  2 directly and 44 indirectly owned domestic subsidiaries, and 6 directly and 18 indirectly owned foreign subsidiaries were organized or acquired. 2 directly and 36 indirectly owned domestic subsidiaries, and 0 direct and 22 indirectly owned foreign subsidiaries were dissolved, sold, or spun-off. A fifty-percent interest and less than fifty-percent interests were acquired in 4 companies and 5 companies, while interests in 15 fifty-percent owned and 5 less than fifty-percent owned companies were terminated. 1 indirectly owned domestic subsidiary was removed because ownership was less than twenty percent. 2 indirectly owned foreign subsidiaries went from less than fifty percent owned to greater than fifty percent owned. 2 directly owned domestic, 3 indirectly owned domestic and 6 indirectly owned foreign companies moved to inactive subsidiaries. 2 directly owned subsidiaries were removed from this list and placed on the dealership assistance plan.




                                 * * * * * * *